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Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated January 17, 2013
To the Current Prospectus

Effective January 28, 2013, the Guggenheim VT U.S. Intermediate Bond Subaccount will change its name to the Guggenheim VT Total Return Bond Subaccount. All references to the former name in the current Prospectus are hereby changed to reflect the new name effective January 28, 2013.

Also, effective January 28, 2013, the Guggenheim VT Total Return Bond underlying fund is changing its Investment Objective from “seeks to provide current income” to “seeks to provide total return, comprised of current income and capital appreciation.” All references to the underlying fund’s investment objective in the current Prospectus are hereby changed to reflect the new investment objective effective January 28, 2013.

Please Retain This Supplement For Future Reference